UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2005

POLYDEX PHARMACEUTICALS LIMITED
(Exact Name of Registrant as Specified in its Charter)

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Commonwealth of the Bahamas	1-8366	None
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

421 Comstock Road
Toronto, Ontario, Canada	M1L 2H5
(Address of principal executive offices)	(Zip Code)

(416) 755-2231
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

     (a)  On May 27, 2005, Polydex Pharmaceuticals Limited (the "Company"), acted to dismiss Ernst & Young LLP Chartered Accountants as its independent registered accounting firm. This determination followed the Company's decision to seek proposals from independent registered accounting firms to audit its financial statements, and was approved by the Company's Board of Directors upon the recommendation of its Audit Committee. The decision to terminate the Company's relationship with Ernst & Young LLP Chartered Accountants did not involve a dispute with the Company over accounting policies or practices.

          The independent audit report of Ernst & Young LLP Chartered Accountants on the consolidated financial statements of the Company as of and for the fiscal years ended January 31, 2005 and 2004 did not contain any adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended January 31, 2005 and during the interim period from that date to May 27, 2005, there were no disagreements with Ernst & Young LLP Chartered Accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP Chartered Accountants, would have caused Ernst & Young LLP Chartered Accountants to make reference to the subject matter of the disagreements in connection with its report. No reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two fiscal years ended January 31, 2005 and during the period from that date to May 27, 2005.

          Ernst & Young LLP Chartered Accountants has reviewed the preceding statements, and a copy of the response of Ernst & Young LLP Chartered Accountants is attached as Exhibit 99.1 to this Form 8-K.

     (b)  Effective May 27, 2005, the Company has engaged Sloan Partners LLP as its independent registered accounting firm to audit the Company’s financial statements. During the two fiscal years ended January 31, 2005 and during the interim period from that date to May 27, 2005, the Company did not consult Sloan Partners LLP on any matter.

Item 9.01.   Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit No.      Description

     99.1                  Response of Ernst & Young LLP Chartered Accountants

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2005

EBIX, INC.
By: /s/ George G. Usher George G. Usher Chairman, President and Chief Executive Officer

Exhibit Index

     Exhibit No.        Description

     99.1                    Response of Ernst & Young LLP Chartered Accountants